Promissory Note

Thus Promissory Note is being delivered in accordance with Section 2 of that certain Settlement Agreement dated May 9, 2011 between Whalehaven Capital Fund, Ltd. (“Whalehaven”), Alpha Capital Anstalt (“Alpha Capital”) and Radient Pharmaceuticals Corporation (“RPC”) (the “Settlement Agreement”). On or before                     (the “Maturity Date”), RPC promises to pay to the order of Alpha Capital the sum of $                         with interest at the rate of 8% per annum, if not retired sooner.

Prior to the Maturity Date or the happening of an Event of Default, RPC may prepay this Promissory Note, in whole or in part, at any time and from time to time, in cash or by delivering to Alpha Capital freely trading shares of RPC common stock that are fully paid and non-assessable and which have previously been approved for listing by NYSE Amex, provided that RPC may not deliver to Alpha Capital more than $566,000 worth of shares in any four week period commencing with the date hereof. Any shares delivered shall be valued at the VWAP for such shares, as reported by Bloomberg, based upon the lowest three closing prices in the ten trading days prior to the Notice Date, as such term is defined in the Settlement Agreement. The value of the shares so delivered shall first be applied to accrued but unpaid interest and thereafter to outstanding principal. To the extent any interest or principal on this Promissory Note remains outstanding on the Maturity Date or upon the happening of an Event of Default, whichever is sooner, Alpha Capital shall be entitled to entry of judgment in that amount plus the reasonable costs of collection and reasonable attorneys’ fees.

The occurrence of any bankruptcy, insolvency, reorganization or liquidation proceedings, by or against RPC or the failure of RPC to comply with any of its obligations under the Settlement Agreement prior to the Maturity Date shall be deemed an Event of Default hereunder and shall cause all sums of principal and interest then remaining unpaid hereunder immediately due and payable, upon demand, without presentment.

This Promissory Note shall be governed by the laws of the State of New York.

Dated: [Effective Date]

Radient Pharmaceuticals Corporation

By:

Promissory Note

Thus Promissory Note is being delivered in accordance with Section 2 of that certain Settlement Agreement dated May 9, 2011 between Whalehaven Capital Fund, Ltd. (“Whalehaven”), Alpha Capital Anstalt (“Alpha Capital”) and Radient Pharmaceuticals Corporation (“RPC”) (the “Settlement Agreement”). On or before                     (the “Maturity Date”), RPC promises to pay to the order of Whalehaven the sum of $                         with interest at the rate of 8% per annum, if not retired sooner.

Prior to the Maturity Date or the happening of an Event of Default, RPC may prepay this Promissory Note, in whole or in part, at any time and from time to time, in cash or by delivering to Whalehaven freely trading shares of RPC common stock that are fully paid and non-assessable and which have previously been approved for listing by NYSE Amex, provided that RPC may not deliver to Whalehaven more than $434,000 worth of shares in any four week period commencing with the date hereof. Any shares delivered shall be valued at the VWAP for such shares, as reported by Bloomberg, based upon the lowest three closing prices in the ten trading days prior to the Notice Date, as such term is defined in the Settlement Agreement. The value of the shares so delivered shall first be applied to accrued but unpaid interest and thereafter to outstanding principal. To the extent any interest or principal on this Promissory Note remains outstanding on the Maturity Date or upon the happening of an Event of Default, whichever is sooner, Whalehaven shall be entitled to entry of judgment in that amount plus the reasonable costs of collection and reasonable attorneys’ fees.

The occurrence of any bankruptcy, insolvency, reorganization or liquidation proceedings, by or against RPC or the failure of RPC to comply with any of its obligations under the Settlement Agreement prior to the Maturity Date shall be deemed an Event of Default hereunder and shall cause all sums of principal and interest then remaining unpaid hereunder immediately due and payable, upon demand, without presentment.

This Promissory Note shall be governed by the laws of the State of New York.

Dated: [Effective Date]

Radient Pharmaceuticals Corporation

By: